Exhibit 10.1

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of January 18, 2018, by and among Eclipse Resources Corporation, a Delaware corporation (the “Company”), Eclipse Resources-PA, LP, a Delaware limited partnership (“Eclipse-PA”), and Travis Peak Resources, LLC, a Delaware limited liability company (“Travis Peak”).

WHEREAS, the Company, Eclipse-PA and Travis Peak are parties to the Purchase and Sale Agreement, dated December 8, 2017 (the “Purchase Agreement”), pursuant to which, among other things, Eclipse PA agreed to purchase certain oil and gas leases, wells and other oil and gas rights and interests held by Travis Peak; and

WHEREAS, pursuant to the Purchase Agreement, the Company, Eclipse-PA and Travis Peak have agreed to enter into a registration rights agreement in customary form and substance reasonably satisfactory to the Company, Eclipse-PA and Travis Peak and including the terms set forth in Exhibit D to the Purchase Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party hereto, the Parties hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” of any specified Person means any other person that is now, or in the future, directly or indirectly, in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, “control” of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning set forth in the preamble.

“Blackout Period” has the meaning set forth in Section 3(l).

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or any other day on which banking institutions in the State of Texas or the State of New York are authorized or required to be closed.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or the Exchange Act.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company” has the meaning set forth in the preamble.

“Eclipse-PA” has the meaning set forth in the preamble.

“Effective Date” means the time and date that a Registration Statement is first declared effective by the Commission or otherwise becomes effective.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” means any record holder of Registrable Securities that (i) is a Party hereto or (ii) to whom registration rights conferred by this Agreement have been transferred in compliance with Section 8(d) hereof; provided, however, that any Person referenced in clause (ii) shall be a Holder only if such Person agrees in writing to be bound by and subject to the terms set forth in this Agreement.

“Losses” has the meaning set forth in Section 5(a).

“Mandatory Shelf Effectiveness Period” has the meaning set forth in Section 2.1(a)(i).

“Mandatory Shelf Filing Date” means March 31, 2018; provided, however, that if the Company has not filed its Form 10-K for the fiscal year ended December 31, 2017 with the Commission on or prior to March 31, 2018, then the “Mandatory Shelf Filing Date” shall mean the date that is 15 calendar days after the date such Form 10-K is filed with the Commission.

“Mandatory Shelf Registration Statement” has the meaning set forth in Section 2.1(a)(i).

“Parties” means the Company, Eclipse-PA, Travis Peak and any Person that may become a party to this Agreement pursuant to the terms hereof.

“Person” means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, estate, trust, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Notice” has the meaning set forth in Section 2(b)(i).

“Piggyback Registration” has the meaning set forth in Section 2(b)(i).

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or, to the knowledge of the Company, to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” has the meaning set forth in the preamble.

“Records” has the meaning set forth in Section 3(j).

“Registrable Securities” means the Shares; provided, however, that Registrable Securities shall not include: (i) any Shares the offering and sale of which has been registered under the Securities Act, and that have been disposed of pursuant to an effective Registration Statement; (ii) any Shares transferred to a Person who is not entitled to the registration and other rights hereunder; (iii) any Shares that have been sold or transferred by the Holder thereof pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in

Rule 144; (iv) any Shares that may be sold pursuant to Rule 144(b)(1); and (v) any Shares that cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise). The Company shall not be required to register the offering and sale of the same Registrable Securities under more than one Registration Statement at any one time.

“Registration Expenses” means: (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the Trading Market or Financial Industry Regulatory Authority, Inc. and (B) in compliance with applicable state securities or “Blue Sky” laws); (ii) reasonable printing expenses (including expenses of printing certificates for Common Stock and of printing Prospectuses if the printing of Prospectuses is reasonably requested by a Selling Stockholder included in the Registration Statement); (iii) reasonable messenger, telephone and delivery expenses; (iv) reasonable transfer agent fees; (v) reasonable fees and disbursements of counsel, auditors, accountants and independent petroleum engineers for the Company; (vi) Securities Act liability insurance, if the Company so desires such insurance; and (vii) reasonable fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.

“Registration Statement” means a registration statement of the Company in the form required to register the resale of the Registrable Securities under the Securities Act, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act.

“Rule 462(e)” means Rule 462(e) promulgated by the Commission pursuant to the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means all discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar industry professionals and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder or Selling Stockholder.

“Selling Stockholder” means a Party (other than the Company) included as a selling stockholder selling Registrable Securities pursuant to a Registration Statement.

“Selling Stockholder Indemnified Persons” has the meaning set forth in Section 5(a).

“Shares” means the shares of Common Stock issued to Travis Peak pursuant to the Purchase Agreement and any other equity interests of the Company or equity interests in any successor of the Company issued in respect of such shares by reason of or in connection with any stock dividend, stock split, distribution, combination, reorganization, recapitalization, merger, exchange, conversion to another type of entity or similar event involving a change in the capital structure of the Company.

“Shelf Offering” has the meaning set forth in Section 2(a)(v).

“Shelf Registration Statement” means a Registration Statement of the Company filed with the Commission on Form S-3 (or any equivalent or successor form under the Securities Act) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 (or any similar rule that may be adopted by the Commission) covering Registrable Securities, as applicable.

“Subsequent Holder Notice” has the meaning set forth in Section 2(a)(iv).

“Subsequent Mandatory Shelf Registration Statement” has the meaning set forth in Section 2(a)(iii).

“Suspension Period” has the meaning set forth in Section 3(m).

“Take-Down Notice” has the meaning set forth in Section 2(a)(v).

“Trading Market” means the principal national securities exchange on which Registrable Securities are listed.

“Travis Peak” has the meaning set forth in the preamble.

“Underwritten Offering” means an underwritten offering of Common Stock in which shares of Common Stock are sold to one or more underwriters for reoffering to the public (whether in connection with a public offering of Common Stock by the Company, a public offering of Common Stock by stockholders, or both, but excluding an offering relating solely to an employee benefit plan, an offering relating to a transaction on Form S-4 or S-8 (or any similar forms adopted after the date hereof as replacements therefor) or an offering on any registration statement form that does not permit secondary sales).

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections refer to Sections of this Agreement; (c) the terms “include,” “includes,” “including” and words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall include all rules and regulations promulgated thereunder, and references to any law, statute or rule shall be construed as including any legal and statutory provisions consolidating, amending, succeeding or replacing the applicable law, statute or rule; (h) references to any Person include such Person’s successors and permitted assigns; and (i) references to “days” are to calendar days unless otherwise indicated.

2.	Registration.

(a) Mandatory Shelf Registration.

(i) As soon as reasonably practicable following the date hereof, and no later than the Mandatory Shelf Filing Date, the Company shall use its commercially reasonable efforts to prepare and file with the Commission a Registration Statement providing for registration and resale, on a continuous or delayed basis pursuant to Rule 415, of all of the Shares (the “Mandatory Shelf Registration Statement”). The Mandatory Shelf Registration Statement shall be on Form S-3 (or any equivalent or successor form) under the Securities Act (or to the extent the Company is not eligible to use Form S-3 or any equivalent or successor form or forms, on Form S-1 or any comparable or successor form). The Company shall use its commercially reasonable efforts to cause the Mandatory Shelf Registration Statement to be declared effective under the Securities Act by the Commission as soon as practicable after the filing thereof. The Company shall use its commercially reasonable efforts to keep the Mandatory Shelf Registration Statement (and any successor Mandatory Shelf Registration Statement) continuously effective under the Securities Act until the earlier of (1) the date when all of the Shares covered by such Mandatory Shelf Registration Statement have been sold, (2) the date on which the number of Shares owned by Travis Peak, TPR Holding Company, LLC, the sole member of Travis Peak (“TPR Holding”), and any Affiliate thereof, in the aggregate, represent less than 1% of the total number of shares of Common Stock issued and outstanding at such time, and (3) the date on which all of the Shares cease to constitute Registrable Securities hereunder (such period, the “Mandatory Shelf Effectiveness Period”); provided, that any such security that ceases to be a Registrable Security under clause (2) above will again be deemed a Registrable Security if a subsequent decrease in the number of issued and outstanding shares of Common Stock results in the Holder thereof not being able to sell such securities without restriction as to volume or manner of sale pursuant to Rule 144.

(ii) Without limiting Section 3, the Company shall, as promptly as practicable during the Mandatory Shelf Effectiveness Period:

(1) if required by applicable law, file with the Commission a post-effective amendment to the Mandatory Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document necessary to permit the Holders to deliver such Prospectus to purchasers of the Shares in accordance with applicable law and, if the Company shall file a post-effective amendment to the Mandatory Shelf Registration Statement, use its commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable;

(2) provide the Holders with copies of any documents to filed pursuant to Section 2(a)(ii)(1) a reasonable period of time prior to such filing, and use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holder reasonably shall propose prior to the filing thereof; and

(3) notify the Holders as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(a)(ii)(1).

(iii) Subsequent Mandatory Shelf Registration. If any Mandatory Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time during the Mandatory Shelf Effectiveness Period, the Company shall use its commercially reasonable efforts to as promptly as is practicable cause such Mandatory Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of (1) any order suspending the effectiveness of the Mandatory Shelf Registration Statement, or (2) any suspension of the qualification (or exemption from qualification) of any of the Shares for sale in any jurisdiction) and shall use its commercially reasonable efforts to as promptly as is practicable amend such Mandatory Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness or other suspension in respect of such Mandatory Shelf Registration Statement or file an additional Registration Statement (a “Subsequent Mandatory Shelf Registration Statement”) for an

offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Holders as of the time of such filing. If a Subsequent Mandatory Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (1) cause such Subsequent Mandatory Shelf Registration Statement to become effective under the Securities Act as promptly as is practicable after the filing thereof (it being agreed that the Subsequent Mandatory Shelf Registration Statement shall be an automatic shelf registration statement that shall become effective upon filing with the Commission pursuant to Rule 462(e) if Rule 462(e) is then available to the Company for the resale of the Registrable Securities) and (2) keep such Subsequent Mandatory Shelf Registration Statement continuously effective and usable until the end of the Mandatory Shelf Effectiveness Period. Any such Subsequent Mandatory Shelf Registration Statement shall be a Registration Statement on Form S-3 to the extent that the Company is eligible to use Form S-3. Otherwise, such Subsequent Mandatory Shelf Registration Statement shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by the Holders in accordance with any method of distribution elected by Travis Peak and/or other Holders.

(iv) Subsequent Holder Notice. If a Person entitled to registration rights under this Agreement becomes a Holder after any Mandatory Shelf Registration Statement becomes effective under the Securities Act, the Company shall, as promptly as is reasonably practicable following delivery of written notice to the Company of such Person becoming a Holder and requesting for its name to be included as a selling security holder in the Prospectus related to the Mandatory Shelf Registration Statement (a “Subsequent Holder Notice”):

(1) if required and permitted by applicable law, file with the Commission a supplement to the related Prospectus or a post-effective amendment to the Mandatory Shelf Registration Statement so that such Holder is named as a selling security holder in the Mandatory Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver a Prospectus to purchasers of the Registrable Securities in accordance with applicable law;

(2) if, in accordance herewith, the Company shall have filed a post-effective amendment to the Mandatory Shelf Registration Statement that is not automatically effective, use its commercially reasonable efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is practicable; and

(3) notify such Holder as promptly as is reasonably practicable after the effectiveness under the Securities Act of any post-effective amendment filed in accordance herewith.

(v) Take-Down Notice. At any time that any Mandatory Shelf Registration Statement is effective, if a Holder delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to effect a sale or distribution of all or part of its Registrable Securities included by it on any Mandatory Shelf Registration Statement (a “Shelf Offering”) and stating the number of the Registrable Securities to be included in such Shelf Offering, then the Company shall amend, subject to the other applicable provisions of this Agreement, or supplement the Mandatory Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be sold and distributed pursuant to the Shelf Offering.

(vi) Plan of Distribution. The “Plan of Distribution” section of any Mandatory Shelf Registration Statement or Subsequent Mandatory Shelf Registration Statement shall permit all lawful means of disposition of Registrable Securities, including firm-commitment underwritten public offerings, block trades, agented transactions, sales directly into the market, purchases or sales by brokers and sales not involving a public offering.

(b) Piggyback Registration.

(i) If the Company shall propose to register an offering of Common Stock (whether a registered offering of Common Stock by the Company or a registered offering of Common Stock by the Company’s stockholders, or both) at a time when the Mandatory Shelf Registration Statement (or, if applicable, the Subsequent Mandatory Shelf Registration Statement) is not then effective, but excluding an offering pursuant to Section 2(a), an offering relating solely to an employee benefit plan, an offering relating to a transaction on Form S-4 or S-8 (or any similar forms adopted after the date hereof as replacements therefor) or an offering on any registration statement form that does not permit secondary sales), the Company shall promptly notify all Holders of such proposal reasonably in advance of (and in any event at least five (5) Business Days before) the filing of the applicable Registration Statement, which notice will set forth the principal terms and conditions of the issuance, including the proposed offering price (or range of offering prices), the anticipated filing date of the Registration Statement and the number of shares of Common Stock that are proposed to be registered (the “Piggyback Notice”); provided, however, notwithstanding any other provision of this Agreement, if the managing underwriter or managing underwriters of any Underwritten Offering advise the Company that, in their reasonable opinion, the inclusion of a Holder’s Registrable Securities requested for inclusion in the subject Underwritten Offering (and any related registration) would likely have an adverse effect on the price, timing, marketing or distribution of Common Stock proposed to be included in such Underwritten Offering, the Company shall have no obligation to provide a Piggyback Notice to such Holder and such Holder shall have no right to include any Registrable Securities in such Underwritten Offering (and any related registration). The Piggyback Notice shall offer the Holders the opportunity to include in such offering (and any related registration) the number of Registrable Securities as they may request (a “Piggyback Registration”). The Company shall use commercially reasonable efforts to include in each such Piggyback Registration such Registrable Securities for which the Company has received written requests for inclusion within three (3) Business Days (or within one (1) Business Day in the case of an “overnight” offering or “bought deal”) after sending the Piggyback Notice, provided that such written request sets forth such information regarding the Selling Stockholder as is required to be disclosed in connection with the offering (and any related registration) pursuant to Regulation S-K promulgated under the Securities Act.

(ii) If a Holder decides not to include for registration in an offering contemplated by this Section 2(b) (and any related registration) such Holder’s Registrable Securities following the receipt of a Piggyback Notice, such Holder shall nevertheless continue to have the right to include any of such Holder’s Registrable Securities in any subsequent offering contemplated by this Section 2(b) (and any related registration) in accordance with this Section 2(b).

(iii) If the managing underwriter or managing underwriters of an Underwritten Offering advise the Company that, in their reasonable opinion, the inclusion of all of the Registrable Securities requested for inclusion in an Underwritten Offering would likely have an adverse effect on the price, timing, marketing or distribution of Common Stock proposed to be included in such offering, the Company shall include in such Underwritten Offering only that number of shares of Common Stock proposed to be included in such Underwritten Offering that, in the reasonable opinion of the managing underwriter or managing underwriters, will not have such effect, with such number to be allocated as follows: (1) first, to the Company, (2) second, if there remains availability for additional shares of Common Stock to be included in such Underwritten Offering following the allocation to the Company under (1), pro rata among all Persons entitled to include shares of Common Stock in such Underwritten Offering pursuant to registration rights under that certain Registration Rights Agreement, dated January 28, 2015, by and among the Company and the other parties thereto based upon the relative number of shares of Common Stock such Person is entitled to include in such offering, (3) third, if there remains availability for additional shares of Common Stock to be included in such Underwritten Offering following the allocation to the Persons under (2), pro rata among all Persons entitled to include shares of Common Stock in such Underwritten Offering pursuant to this Agreement based upon the relative number of shares of Common Stock such Person is entitled to include in such offering, and (4) thereafter, if there remains availability for additional shares of Common Stock to be included in such Underwritten Offering following the allocation to the Persons under (3), pro rata among all other Persons holding Common Stock who may be seeking to register such Common Stock pursuant to incidental or piggyback registration rights based on the number of Common Stock such Person is entitled to include in such registration.

(iv) Any Holder shall have the right to withdraw all or part of its request for inclusion of its Registrable Securities in a Piggyback Registration by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the effectiveness of such Registration Statement and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the Piggyback Registration as to which such withdrawal was made.

(v) The Company shall have the right to terminate or suspend any registered offering as to which Holders have a right to a Piggyback Registration pursuant to this Section 2(b) at any time in its sole discretion, and without any obligation to any Holder (whether or not such Holder has elected to exercise its right to a Piggyback Registration pursuant to this Section 2(b)).

3.	Registration and Underwritten Offering Procedures.

The procedures to be followed by the Company and each Selling Stockholder electing to sell Registrable Securities in a Registration Statement pursuant to this Agreement, and the respective rights and obligations of the Company and such Selling Stockholders with respect to the preparation, filing and effectiveness of such Registration Statement and the effectuation of any Underwritten Offering, are as follows:

(a) in connection with a Piggyback Registration, the Company will, at least three (3) Business Days prior to the anticipated filing of any initial Registration Statement that identifies the Selling Stockholders and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name the Selling Stockholders and provide information with respect thereto), as applicable, (i) furnish to such Selling Stockholders copies of any such Registration Statement or related Prospectus or amendment or supplement thereto that identify the Selling Stockholder and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name Selling Stockholders and provide information with respect thereto) prior to filing and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Selling Stockholders reasonably shall propose prior to the filing thereof.

(b) The Company will use commercially reasonable efforts to as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby during the Mandatory Shelf Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable provide such Selling Stockholders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to such Selling Stockholders as selling stockholders but not any comments that would result in the disclosure to such Selling Stockholders of material and non-public information concerning the Company.

(c) The Company will comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(d) The Company will notify such Selling Stockholders who are included in a Registration Statement as promptly as reasonably practicable: (i)(A) when a Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement in which such Selling Stockholder is included has been filed; (B) when the Commission notifies the Company whether there will be a “review” of the applicable Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of such Selling Stockholders that pertain to such Selling Stockholders as selling stockholders); and (C) with respect to each applicable Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information that pertains to such Selling Stockholders as sellers of Registrable Securities; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (d) in the event that the Company either promptly files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading).

(e) The Company will use commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably practicable, or if any such order or suspension is made effective during any Blackout Period or Suspension Period, as promptly as reasonably practicable after such Blackout Period or Suspension Period is over.

(f) During the Mandatory Shelf Effectiveness Period, the Company will furnish to each Selling Stockholder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Selling Stockholder (including those incorporated by reference) promptly after the filing of such documents with the Commission; provided, however, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(g) The Company will promptly deliver to each Selling Stockholder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) authorized by the Company for use and each amendment or supplement thereto as such Selling Stockholder may reasonably request during the Mandatory Shelf Effectiveness Period. Subject to the terms of this Agreement, including Section 3(m), the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the Selling Stockholders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h) The Company will cooperate with such Selling Stockholders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Selling Stockholder may request in writing. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the Effective Date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Selling Stockholder of such Registrable Securities under the Registration Statement.

(i) Upon the occurrence of any event contemplated by Section 3(d)(v), as promptly as reasonably practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(j) With respect to Underwritten Offerings, (i) the right of any Selling Stockholder to include such Selling Stockholder’s Registrable Securities in an Underwritten Offering shall be conditioned upon such Selling Stockholder’s participation in such underwriting and the inclusion of such Selling Stockholder’s Registrable Securities in the underwriting to the extent provided herein, (ii) each Selling Stockholder participating in such Underwritten Offering agrees to enter into an underwriting agreement in customary form and sell such Selling Stockholder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Company and (iii) each Selling Stockholder participating in such Underwritten Offering agrees to complete and execute all questionnaires, powers of attorney, indemnities, custody agreements, lock-ups, “hold back” agreements, and other documents reasonably required under the terms of such underwriting arrangements. The Company hereby agrees with each Selling Stockholder that, in connection with any Underwritten Offering in accordance with the terms hereof, it will negotiate in good faith and execute all customary indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, including using all commercially reasonable efforts to procure customary legal opinions, auditor “comfort” letters and reports of independent petroleum engineers of the Company relating to the oil and gas reserves of the Company included in the Registration Statement if the Company has had its reserves prepared, audited or reviewed by an independent petroleum engineer. In the event such Selling Stockholders seek to complete an Underwritten Offering, for a reasonable period prior to the filing of any Registration Statement and throughout the Mandatory Shelf Effectiveness Period, the Company will make available upon reasonable notice at the Company’s principal place of business or such other reasonable place for inspection during normal business hours by the managing underwriter or managing underwriters selected by the Company such financial and other information and books and records of the Company (collectively, the “Records”), and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege in such counsel’s reasonable belief) to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any Records under this Section 3(j) if (i) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such Records, or (ii) if either (A) the Company has requested and been granted from the Commission confidential treatment of such Records contained in any filing with the Commission or documents provided supplementally or otherwise or (B) the Company reasonably determines in good faith that such Records are confidential and so notifies the Person so inspecting in writing, unless prior to furnishing any such Records with respect to clause (ii) such Person requesting such Records agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further, that each Party agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential.

(k) Each Selling Stockholder agrees to furnish to the Company any other information regarding the Selling Stockholder and the distribution of such securities as the Company reasonably determines is required to be included in any Registration Statement or any prospectus or prospectus supplement relating to an Underwritten Offering.

(l) Notwithstanding any other provision of this Agreement, the Company shall not be required to file a Registration Statement or any amendment thereto (or, if the Company has filed a Shelf Registration Statement and has included Registrable Securities therein, the Company shall be entitled to suspend the offer and sale of Registrable Securities pursuant to such Registration Statement) for a period of up to 60 days, if (A) the Board determines that a postponement is in the best interest of the Company and its stockholders generally due to a pending transaction involving the Company (including a pending securities offering by the Company, or any proposed financing, acquisition, merger, tender offer, business combination, corporate reorganization, consolidation or other significant transaction involving the Company), (B) the Board determines such registration would render the Company unable to comply with applicable securities laws, (C) the Board determines such registration would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or (D) audited financial statements as of a date other than the fiscal year end of the Company would be required to be prepared (any such period, a “Blackout Period”); provided, however, that in no event shall any Blackout Period together with any Suspension Period collectively exceed an aggregate of 120 days in any 12 month period.

(m) Discontinued Disposition. Each Selling Stockholder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(d), such Selling Stockholder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Selling Stockholder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement as contemplated by Section 3(i) or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement (a “Suspension Period”). During any Suspension Period, if so directed by the Company, such Selling Stockholder must deliver to the Company all copies in its possession, other than permanent file copies then in the Selling Stockholder’s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice, and shall keep the information contained in such, as well as any knowledge related to the reason for the Suspension Period, confidential. The Company may provide appropriate stop orders to enforce the provisions of this Section 3(m).

(n) In all offerings of the Company’s securities, the Company shall have sole discretion to select the underwriters.

4. Registration Expenses. All Registration Expenses incident to the Company’s performance of or compliance with its obligations under this Agreement shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement. In addition, the Company shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on the Trading Market. The Company shall not be required to pay any Selling Expenses, fees of any counsel retained by any underwriter with respect to any Underwritten Offering, or any other expenses of the Parties (other than the Company) not specifically required to be paid pursuant to this Section 4.

5. Indemnification.

(a) The Company shall indemnify and hold harmless each Selling Stockholder whose Registrable Securities are covered by a Registration Statement, each Person who controls such Selling Stockholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and each of their respective officers and directors and any agent thereof (collectively, “Selling Stockholder Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Selling Stockholder Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities of such Selling Stockholder were registered, in any related preliminary prospectus (if the Company authorized the use of such preliminary prospectus prior to the Effective Date), or in any related summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by the Company) or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable to any Selling Stockholder Indemnified Person to the extent that any such claim arises out of, is based upon or results from: (i) an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder Indemnified Person or any underwriter specifically for use in the preparation thereof; or (ii) any sales by a Selling Stockholder after the delivery by the Company to such Selling Stockholder of written notice of a Suspension Period and before the written confirmation by the Company that sales may be resumed. The Company shall notify the Selling Stockholders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. This indemnity shall be in addition to any liability the Company may otherwise have.

(b) In connection with any Registration Statement in which a Selling Stockholder participates, all such participating Selling Stockholders shall, severally and not jointly, indemnify and hold harmless the Company, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and each of their respective officers, directors and any agent thereof to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, in any preliminary prospectus (if used prior to the Effective Date of such Registration Statement), or in any summary or final prospectus or free writing prospectus or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to the Selling Stockholder furnished in writing to the Company by or on behalf of such Selling Stockholder for use therein and (ii) any sales by such Selling Stockholders after the delivery by the Company to such Selling Stockholders of written notice of a Suspension Period and before the written confirmation by the Company that sales may be resumed. This indemnity shall be in addition to any liability such Selling Stockholder may otherwise have. In no event shall the liability of any Selling Stockholder hereunder be greater in amount than the dollar amount of the proceeds received by such Selling Stockholder under the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim or there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party that are in addition to or may conflict with those available to another indemnified party with respect to such claim. The delay or failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder except to the extent that the indemnifying party has been prejudiced by such delay or failure. An indemnifying party shall not be liable for any settlement effected by the indemnified party without the written consent of such indemnifying party.

(d) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the untrue or alleged untrue statement of a material fact or the omission to state a material fact that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall any contribution by a Selling Stockholder hereunder exceed the net proceeds from the offering received by such Selling Stockholder.

6. Facilitation of Sales Pursuant to Rule 144. For so long as the Company is subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, the Company shall (i) timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and (ii) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

7. Duration of Agreement. This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Securities outstanding; provided, however, that the Company’s and any Selling Stockholder’s obligations under Section 5 shall survive such termination.

8. Miscellaneous.

(a) Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Parties. The Company shall provide prior notice to all Parties of any proposed waiver or amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions of this Agreement with respect to a matter that relates exclusively to the rights of Selling Stockholders whose Registrable Securities are being sold pursuant to a Registration Statement and that does not materially adversely affect the rights of other Parties may be given by Selling Stockholders selling of a majority of the Registrable Securities being sold pursuant to such Registration Statement.

(c) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via electronic mail as specified in this Section 8(c) prior to 5:00 p.m. Central Time on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via electronic mail as specified in this Agreement later than 5:00 p.m. Central Time on any date and earlier than 11:59 p.m. Central Time on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, (iv) the date of delivery, if delivered personally, or (v) upon actual receipt by the Party to whom such notice is required to be given. The contact information for such notices and communications shall be as set forth on the signature pages hereto (or as any such party may designate by written notice to the other parties in accordance with this Section 8(c)).

(d) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as provided in this Section 8(d), this Agreement, and any rights or obligations hereunder, may not be assigned without the prior written consent of the Company. Notwithstanding anything in the foregoing to the contrary, the registration rights of Travis Peak pursuant to this Agreement with respect to all or any portion of its Registrable Securities may be assigned without such consent (but only with all related obligations) with respect to such Registrable Securities by Travis Peak to any Affiliate of Travis Peak or TPR Holding in connection with a transfer of Registrable Securities to such Affiliate; provided (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned and (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms set forth in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders.

(e) No Inconsistent Agreements. The Company shall not hereafter enter into, and is not currently a party to, any agreement with respect to its securities that is inconsistent in any material respect with the rights granted to the Parties by this Agreement.

(f) No Third Party Beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give any Person, other than the parties hereto or their respective successors and permitted assigns, any legal or equitable right, remedy, claim or benefit under or in respect of this Agreement.

(g) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.

(h) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to its choice of law or conflict of law provisions or rules. Each of the Parties irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each Party anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the Parties irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each of the Parties agrees that a judgment in any such suit, action or proceeding may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(j) Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and should not affect in any way the meaning or interpretation of this Agreement.

(k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l) Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous contracts, agreements and understandings with respect to the subject matter hereof and the matters addressed or governed hereby, whether oral or written.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

ECLIPSE RESOURCES CORPORATION

By:	/s/ Thomas S. Liberatore
Name:	Thomas S. Liberatore
Title:	Executive Vice President, Corporate Development and Geosciences

Information for Notice:

Eclipse Resources Corporation 2121 Old Gatesburg Road, Suite 110 State College, Pennsylvania 16803 Attention: General Counsel Electronic mail: chulburt@eclipseresouces.com

With a copy to:

Norton Rose Fulbright US LLP 2200 Ross Avenue, Suite 3600 Dallas, Texas 75201 Attention: Bryn A. Sappington Electronic mail: bryn.sappington@nortonrosefulbright.com

ECLIPSE RESOURCES-PA, LP

By:	/s/ Thomas S. Liberatore
Name:	Thomas S. Liberatore
Title:	Executive Vice President, Corporate Development and Geosciences

Information for Notice:

c/o Eclipse Resources Corporation 2121 Old Gatesburg Road, Suite 110 State College, Pennsylvania 16803 Attention: General Counsel Electronic mail: chulburt@eclipseresources.com

With a copy to:

Norton Rose Fulbright US LLP 2200 Ross Avenue, Suite 3600 Dallas, Texas 75201 Attention: Bryn A. Sappington Electronic mail: bryn.sappington@nortonrosefulbright.com

[Signature Page to Registration Rights Agreement]

TRAVIS PEAK RESOURCES, LLC

By:	/s/ Benjamin Ellis
Name:	Benjamin Ellis
Title:	Chief Financial Officer

Information for Notice:

Travis Peak Resources, LLC 9020 N Capital of TX Hwy, Bldg. 1, Suite 170 Austin, Texas 78759 Attention: Benjamin M. Ellis Electronic mail: bellis@travispkr.com

With a copy to:

Buchanan Ingersoll & Rooney PC One Oxford Centre 301 Grant Street Pittsburgh, Pennsylvania 15219 Attention: Carl F. Staiger Electronic mail: carl.staiger@bipc.com

[Signature Page to Registration Rights Agreement]